Exhibit 10(f)
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                               FOURTH AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                        OF BT ORLANDO LIMITED PARTNERSHIP

         This FOURTH AMENDMENT TO AGREEMENT ("Amendment") is made and entered into as of June 30, 1999 by and between BEF, Inc., a Tennessee corporation ("BEFI"), Brennand-Paige Industries, Inc., a Delaware corporation ("Brennand"), BT Partnership, a Tennessee general partnership ("BT") and EST Orlando, Ltd., a Florida limited partnership ("EST").


                                R E C I T A L S:
                                - - - - - - - -

         A. BEFI, Brennand, BT and EST, as of May 20, 1996, entered into that certain Agreement of Limited Partnership of BT Orlando Limited Partnership (the "Original Partnership Agreement").

         B. BEFI, Brennand, BT and EST, as of July ___, 1996, entered into that certain First Amendment to Agreement of Limited Partnership of BT Orlando Limited Partnership (the "First Amendment"), as of May 20, 1998 entered into that certain Second Amendment to Agreement of Limited Partnership of BT Orlando Limited Partnership (the "Second Amendment"), and as of December 31, 1998 entered into that certain Third Amendment to Agreement of Limited Partnership of BT Orlando Limited Partnership (the "Third Amendment"). The Original Partnership Agreement, First Amendment, Second Amendment and Third Amendment are hereafter referred to as the "Partnership Agreement".

         C. BEFI, Brennand, BT and EST desire to amend certain provisions of the Partnership Agreement as follows.


                               A G R E E M E N T:
                               - - - - - - - - -

         NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

         1. Section 11.1(e) is amended and restated in its entirety as follows:

                  (e) Failure for any reason to secure and close construction financing for the Project by October 31, 1999. If, by October 31, 1999, leases have been executed for more than 50% of the rentable square footage within the Project, upon request from BEFI, the time for securing and closing construction financing for the Project may be extended until April 30, 2000.

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Agreement of Limited Partnership as of the day and year first above written.

                                  BEF, INC., a Tennessee corporation, as
                                  general partner


                                  By:__________________________________


                                  BRENNAND-PAIGE INDUSTRIES, INC.,
                                  a Delaware corporation, as general partner


                                  By:__________________________________


                                  BT PARTNERSHIP, a Tennessee general
                                  partnership, as limited partner

                                  By: BE, Inc., managing partner


                                  By:__________________________________


                                  EST ORLANDO, LTD., a Florida limited
                                  partnership, as limited partner


                                  By:____________________________________




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